Smart Trust, New York Municipal Closed-End Income Trust (2011 Series M); Smart Trust, Diversified Income and Growth Trust, Series 2; Smart Trust, Dynamic Sector Income Trust, Series 2; and Smart Trust, High 20 Dividend Strategy Trust, Series 1

Supplement to the Prospectus
Effective as of March 16, 2012

Notwithstanding anything to the contrary in the prospectus, effective March 16, 2012, the second paragraph after the table under “Public Offering—Volume and Other Discounts” is replaced with the following:

We waive a portion of the sales charge on Units of the Trust offered in this prospectus if you buy your Units with redemption or termination proceeds from any unit investment trusts (regardless of sponsor). The discounted public offering price per unit for these transactions is equal to the regular public offering price per unit less 1.00%. However, if you invest $500,000 or more in Units of the Trust, the maximum sales charge on your Units will be limited to the maximum sales charge for the applicable amount invested in the table above. To qualify for this discount, the termination or redemption proceeds used to purchase Units of the Trust offered in this prospectus must be derived from a transaction that occurred within 30 calendar days of your purchase of Units of the Trust offered in this prospectus. In addition, the discount will only be available for investors that utilize the same broker-dealer (or a different broker-dealer with appropriate notification) for both the Unit purchase and the transaction resulting in the receipt of the termination or redemption proceeds used for the Unit purchase. You may be required to provide appropriate documentation or other information to your broker-dealer to evidence your eligibility for this sales charge discount. If you purchase Units that qualify for the rollover/exchange discount described in this paragraph and also purchase additional Units on the same day from the same broker-dealer that do not qualify for the rollover/exchange discount described in this paragraph, you may aggregate all Units purchased for purposes of qualifying for the volume discount described above on the additional Units, but such additional Units will not qualify for the rollover/exchange discount described in this paragraph. Please note that if you purchase Units of the Trust in this manner using redemption proceeds from trusts which assess the amount of any remaining deferred sales charge at redemption, you should be aware that any deferred sales charges and creation and development fee remaining on these Units will be deducted from those redemption proceeds. These discounts apply only to initial offering period purchases.

Supplement Dated: March 9, 2012